INCOME TAXES - FEDERAL INCOME TAX (Details) (USD $)	12 Months Ended		60 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012
Banking and Thrift [Abstract]
Federal tax expense (benefit) at statutory rate	$ (1,746,110)	$ (1,509,635)	$ (3,908,699)
State tax expense (benefit) net of federal tax effect
R&D Credit	(19,994)	(31,874)	(74,344)
Non-deductible expenses	88,368	(149,514)	(43,114)
Change in Valuation Allowance	1,677,736	1,664,730	3,999,864
Other		26,293	26,293
Total tax expense